EXHIBIT 99.2
                        NOTICE OF GUARANTEED DELIVERY FOR
                     TENDER OF 10-7/8% SENIOR DISCOUNT NOTES
               DUE MARCH 1, 2006 OF BROOKS FIBER PROPERTIES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Brooks Fiber Properties, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated ________________, 1996 (the "Prospectus"), if certificates for the outstanding 10-7/8% Senior Discount Notes due March 1, 2006 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

                                  Delivery To:

                      The Bank of New York, Exchange Agent

                                    By Mail:

                              The Bank of New York
                          101 Barclay Street--(7 East)
                            New York, New York 10286
                       Attention: Reorganization Section

                          By Overnight Courier or Hand:

                              The Bank of New York
                          101 Barclay Street--(7 East)
                        Corporate Trust Services Window
                            New York, New York 10286
                       Attention: Reorganization Section

                                 By Facsimile:

                                 (212) 571-3080

                              Confirm by Telephone:

                                 (212) 815-2742

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile other then as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."

Principal Amount of Private Notes Tendered:*

$-----------------------------------------

Certificate Nos. (if available)

- ------------------------------------------
                                             If Private Notes will be delivered
                                             by book-entry transfer to The
                                             Depository Trust Company, provide
                                             account number.

Total Principal Amount Represented by
Private Notes Certificate(s):

$                                            Account Number
 -----------------------------------------                  --------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

- --------------------------------------------------------------------------------
     An authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
- --------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X____________________________________                     _______________

X____________________________________                     _______________
        Signature(s) of Owner(s)                          Date
        or Authorized Signatory

        Area Code and Telephone Number:_____________________________________

     Must be signed by the holder(s) of Private Notes as their name(s) appear(s) on certificates for Private Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

Capacity:

- -------------------------------------------------------------------------------

Address(es):

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

- ---------------------------------------  ---------------------------------------
              Name of Firm                         Authorized Signature

- ---------------------------------------  ---------------------------------------
               Address                                    Title
                                         Name:
- ---------------------------------------        ---------------------------------
                               Zip Code             (Please Type or Print)

Area Code and Tel.No.                    Dated:
                      -----------------         --------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.